THE BERWYN FUND, INC.
Amendment, Dated September 18, 1998, to the
Prospectus and Statement of Additional Information,
Dated April 30, 1998



	The Board of Directors of The Berwyn Fund, Inc. has voted to open the Fund to new investors and to remove the restrictions on investors in Berwyn Income Fund, Inc., Rodney Square Fund and Rodney Square Tax Exempt Fund from exchanging shares of those Funds for shares of The Berwyn Fund, Inc., effective September 18, 1998.